UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2004
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-31565                 06-1377322
------------------------------  -------------------------    ---------------
       (State or other           Commission File Number     (I.R.S. Employer
       jurisdiction of                                     Identification No.)
      incorporation or
        organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure
                  -----------------------------------------

                  New York Community Bancorp, Inc. (the "Company") has established May 19, 2004 as the date of its Annual Meeting of Shareholders. The meeting will commence at 10:00 a.m. Eastern Time and will be held at the Crowne Plaza - LaGuardia in East Elmhurst, New York.

                  In addition, March 29, 2004 has been established as the date of record for voting at the Annual Meeting; proxy materials will be mailed, together with the Company's 2003 Annual Report to Shareholders, on or about April 12, 2004.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) No financial statements of businesses acquired are
                      required.

                  (b) No pro forma financial information is required.

                  (c) Attached as Exhibit 99.1 is the Company's press
                      release, dated February 6, 2004, announcing the establishment of its Annual Meeting date.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
                  -------------------------------------------------------------

                  Not applicable.

Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans
                  -----------------------------------------------------------

                  Not applicable.

Item 12.          Results of Operations and Financial Condition
                  ----------------------------------------------

                  Not applicable.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NEW YORK COMMUNITY BANCORP, INC.



Date: February 6, 2004            /s/ Joseph R. Ficalora
      ----------------            ----------------------
                                  Joseph R. Ficalora
                                  President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                         Description
-----------                         -----------

Exhibit 99.1                        Press release dated February 6, 2004.